Income Taxes	12 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of loss before income taxes are as follows (dollars in thousands):

	Year Ended September 30,
	2015	2014	2013
Domestic	$(196,925)	$(224,968)	$(208,592)
Foreign	116,453	69,948	111,912
Loss before income taxes	$(80,472)	$(155,020)	$(96,680)

The components of the provision (benefit) for income taxes are as follows (dollars in thousands):

	Year Ended September 30,
	2015	2014	2013
Current:
Federal	$82	$(301)	$—
State	982	729	1,293
Foreign	16,784	17,067	19,737
	17,848	17,495	21,030
Deferred:
Federal	15,694	(16,147)	2,759
State	3,278	(720)	176
Foreign	(2,282)	(5,305)	(5,407)
	16,690	(22,172)	(2,472)
Provision (benefit) for income taxes	$34,538	$(4,677)	$18,558
Effective income tax rate	(42.9)%	3.0%	(19.2)%

The provision (benefit) for income taxes differed from the amount computed by applying the federal statutory rate to our loss before income taxes as follows (dollars in thousands):

	2015	2014	2013
Federal tax benefit at statutory rate	$(28,165)	$(54,129)	$(33,838)
State tax provision (benefit), net of federal benefit	3,278	416	(3,900)
Foreign tax rate and other foreign related tax items	(30,765)	(14,811)	1,086
Stock-based compensation	10,734	11,254	8,816
Non-deductible expenditures	(162)	1,630	1,723
Change in U.S. and foreign valuation allowance	71,238	46,273	35,958
Executive compensation	3,873	1,886	3,517
Other	4,507	2,804	5,196
Provision (benefit) for income taxes	$34,538	$(4,677)	$18,558

The effective income tax rate is based upon the income for the year, the composition of the income in different countries, changes relating to valuation allowances for certain countries if and as necessary, and adjustments, if any, for the potential tax consequences, benefits or resolutions of audits or other tax contingencies. Our aggregate income tax rate in foreign jurisdictions is lower than our income tax rate in the United States; the majority of our income before provision for income taxes from foreign operations has been earned by subsidiaries in Ireland. Our effective tax rate may be adversely affected by earnings being lower than anticipated in countries where we have lower statutory tax rates and higher than anticipated in countries where we have higher statutory tax rates.
The effective income tax rate in fiscal year 2015 differs from the U.S. federal statutory rate of 35% primarily due to current period losses in the United States that require an additional valuation allowance that provide no benefit to the provision and an increase to indefinite lived deferred tax liabilities, partially offset by our earnings in foreign operations that are subject to a significantly lower tax rate than the U.S. statutory tax rate, driven primarily by our subsidiaries in Ireland.
The effective income tax rate in fiscal 2014 differs from the U.S. federal statutory rate of 35% primarily due to a $31.2 million release of domestic valuation allowance as a result of tax benefits recorded in connection with our acquisitions during the period for which a deferred tax liability was established in purchase accounting. In addition, the effective income tax rate in fiscal 2014 was impacted by our foreign operations which are subject to a significantly lower tax rate than the U.S. statutory tax rate, driven primarily by our subsidiaries in Ireland.
Included in the fiscal year 2013 provision for income taxes is the establishment of a valuation allowance against our net domestic deferred tax assets. During the third quarter of fiscal year 2013, we determined that we had new negative evidence related to our domestic deferred tax asset recoverability assessment. This new evidence, resulting from two consecutive quarterly reductions in our earnings forecast during fiscal year 2013, primarily due to the continuing shift toward on-demand and ratable product offerings and revenue streams, led us to establish a valuation allowance against our net domestic deferred tax asset. This valuation allowance was offset by the tax benefits from our current year domestic losses and credits. We also recorded a $10.4 million tax provision representing the establishment of the valuation allowance related to our net domestic deferred tax assets at the beginning of the year.
The effective income tax rate in fiscal year 2013 was also impacted by our foreign operations which are subject to a significantly lower tax rate than the U.S. statutory tax rate. This rate differential is driven by our subsidiaries in Ireland. This lower foreign tax rate differential was offset by the impact of the transfer of intangible property between certain of our foreign subsidiaries with significantly different local statutory tax rates. Although the transfer of intangible property between consolidated entities did not result in any gain in the consolidated results of operations, we generated a taxable gain in certain jurisdictions. The future tax deductions associated with the amortization of the transferred intangibles will be generated in a jurisdiction that will not generate an offsetting tax benefit in future periods. The impact of these additional foreign taxes totaled $27.1 million, and is included in the reported foreign tax rate and other foreign related tax items in our effective tax rate reconciliation table above. Excluding the effect of the transfer of intangible property between consolidated entities, the foreign tax rate and other foreign related tax items in the above effective tax rate reconciliation would have been a benefit of $26.0 million.
As of September 30, 2015, the cumulative amount of undistributed earnings of our foreign subsidiaries amounted to $496.9 million. We have not provided taxes on the undistributed earnings of our foreign subsidiaries that we consider indefinitely reinvested. Our indefinite reinvestment determination is based on the future operational and capital requirements of our domestic and foreign operations. We expect the cash held by our foreign subsidiaries of $164.2 million will continue to be used for our foreign operations and therefore do not anticipate repatriating these funds. As of September 30, 2015, it is not practical to calculate the unrecognized deferred tax liability on these earnings due to the complexities of the utilization of foreign tax credits and other tax assets.
Deferred tax assets (liabilities) consist of the following at September 30, 2015 and 2014 (dollars in thousands):

	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$279,624	$287,228
Federal and state credit carryforwards	34,942	31,614
Accrued expenses and other reserves	50,202	51,949
Difference in timing of revenue related items	33,489	—
Deferred compensation	38,832	45,284
Capitalized research and development costs	3,529	3,415
Other	13,582	7,341
Total deferred tax assets	454,200	426,831
Valuation allowance for deferred tax assets	(241,782)	(192,929)
Net deferred tax assets	212,418	233,902
Deferred tax liabilities:
Difference in timing of revenue related items	—	(130)
Depreciation	(31,621)	(22,528)
Convertible debt	(39,935)	(35,729)
Acquired intangibles	(228,799)	(256,227)
Net deferred tax liabilities	$(87,937)	$(80,712)
Reported as:
Other assets	$16,845	$12,415
Long-term deferred tax liabilities	(104,782)	(93,127)
Net deferred tax liabilities	$(87,937)	$(80,712)

Effective October 1, 2015, we early adopted, and retroactively implemented Accounting Standards Update ("ASU") No. 2015-17, "Balance Sheet Classification of Deferred Taxes." Under this new guidance, we are required to present deferred tax assets and deferred tax liabilities, and any related valuation allowances, as noncurrent on our consolidated balance sheet. The requirements of this guidance have been applied retrospectively to all periods presented.
Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. During fiscal year 2015, the valuation allowance for net deferred tax assets increased by $48.9 million. This increase mainly relates to the establishment of valuation allowance against our net domestic deferred tax assets in connection with net operating losses generated in fiscal year 2015. As of September 30, 2015, we have $192.5 million and $49.3 million in valuation allowance against our net domestic and foreign deferred tax assets, respectively. As of September 30, 2014, we had $140.1 million and $52.8 million in valuation allowance against our net domestic and foreign deferred tax assets, respectively.
The majority of deferred tax assets relate to net operating losses, the use of which may not be available as a result of limitations on the use of acquired losses. With respect to these operating losses, there is no assurance that they will be used given the current assessment of the limitations on their use or our current projection of future taxable income in the entities for which these losses relate. Based on our analysis, we have concluded that it is not more likely than not that the majority of our deferred tax assets can be realized and therefore a valuation allowance has been assigned to these deferred tax assets. If we are subsequently able to utilize all or a portion of the deferred tax assets for which a valuation allowance has been established, then we may be required to recognize these deferred tax assets through the reduction of the valuation allowance which could result in a material benefit to our results of operations in the period in which the benefit is determined.

At September 30, 2015 and 2014, we had U.S. federal net operating loss carryforwards of $872.1 million and $843.5 million, respectively, of which $186.4 million at both September 30, 2015 and September 30, 2014, relate to tax deductions from stock-based compensation which will be recorded as additional paid-in-capital when realized. At September 30, 2015 and 2014, we had state net operating loss carryforwards of $303.4 million and $345.7 million, respectively. The net operating loss and credit carryforwards are subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986 and similar state tax provisions. At September 30, 2015 and 2014, we had foreign net operating loss carryforwards of $222.6 million and $251.1 million, respectively. These carryforwards will expire at various dates beginning in 2016 and extending through 2036, if not utilized.

At September 30, 2015 and 2014, we had federal research and development carryforwards of $34.5 million and $34.2 million, respectively. At September 30, 2015 and 2014, we had state research and development credit carryforwards of $6.2 million and $0.7 million, respectively.
Uncertain Tax Positions
We establish reserves for tax uncertainties that reflect the use of the comprehensive model for the recognition and measurement of uncertain tax positions. Under the comprehensive model, reserves are established when we have determined that it is more likely than not that a tax position will or will not be sustained and at the greatest amount for which the result is more likely than not.
The aggregate changes in the balance of our gross unrecognized tax benefits were as follows (dollars in thousands):

	September 30,
	2015	2014
Balance at beginning of year	$21,234	$19,617
Increases for tax positions taken during current period	2,935	1,137
Increases for interest and penalty charges	574	913
Decreases for tax settlements and lapse in statutes	(2,559)	(433)
Balance at end of year	$22,184	$21,234

As of September 30, 2015, $22.2 million of the unrecognized tax benefits, if recognized, would impact our effective tax rate. We do not expect a significant change in the amount of unrecognized tax benefits within the next 12 months. We recognized interest and penalties related to uncertain tax positions in our provision for income taxes and had accrued $6.1 million of such interest and penalties as of September 30, 2015.
We are subject to U.S. federal income tax, various state and local taxes, and international income taxes in numerous jurisdictions. The federal, state and foreign tax returns are generally subject to tax examinations for various tax years through 2015.